Exhibit 10.4

                          MEMORANDUM OF UNDERSTANDING

MEMORANDUM OF UNDERSTANDING BETWEEN SCOTT HOERR DBA FARMERS SUSTAINABLE ENERGY INTERNATIONAL (FSEINT) WITH ITS PRINCIPAL PLACE OF BUSINESS LOCATED AT 1529 WINSOR DRIVE, QUINCY, ILLINOIS 62305 AND SUSTAINABLE POWER CORP (SPC) WITH ITS PRINCIPAL OFFICE LOCATED AT 91 CARTHAGE POINT ROAD, NATCHEZ, MS 39120

PURPOSE:
TO MAXIMIZE FARMERS CROPS TO THE MAXIMUM DOLLAR PER ACRE UTILIZING PRINCIPAL HARVEST PRODUCTS (FOOD PRODUCTS) AND RECYCLE NON FOOD GRADE SPOILAGE, STOVER AND RESIDUES INTO GREEN CELLULOSIC BIOFUEL IN A JOINT VENTURE WITH SPC FACILITATING LAND AND FACADE TO USSEC FOR THE PRODUCTION OF ORGANIC BASED FERTILIZER AND SOIL TREATMENT, AS WELL AS ANY LEGAL ENDEAVOR THE JV ELECTS TO PURSUE IN THE FUTURE.

PROJECT
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     DESCRIPTION,
          -      GREEN INDUSTRIAL PARK WITH ENERGY INCENTIVES FOR TENANTS
          -      3 MILLION GALLON PER DAY CELLULOSIC BIOFUEL REFINERY
          -      200,000 GALLON PER DAY BIODIESEL
          -      200,000 TONES ORGANIC BASED FERTILIZER/SOIL TREATMENT
          -      60,000 GALLONS PER DAY PHARMACEUTICAL GRADE GLYCERIN
          -      CEMENT PLANTS
          -      CONCRETE PLANTS
          -      TUG AND BARGES
          -      STEEL FORGING PLANT FROM SCRAP METAL
          -      500 MEGAWATT SELF SUSTAINABLE GREEN ELECTRIC POWER PLANT
          -      AGRO PRODUCT TRUCK STOP
          -      AGRO PRODUCTS TRUCK AND BARGE FLEET
          -      INLAND PORT AND TERMINAL
          -      FARMERS BUYING CO-OP AND LOBBYING COUNSEL
     PRODUCTS
          -      BIO-GASOLINE
          -      CELLULOSIC DIESEL
          -      MARINE FUEL
          -      POWER PLANT FUEL
          -      BUNKER FUEL
          -      MOTOR OIL
          -      2 CYCLE OIL
          -      CONCRETE
          -      MARINE CONCRETE
          -      ROCK AND SAND

FRIDAY, NOVEMBER 02, 2007          Page 1 of 3        Initial______ Initial_____

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          -      FARM RELEASE
          -      ASPHALT RELEASE
          -      SOLVENTS
          -      INDUSTRIAL CLEANERS
          -      GREEN ELECTRIC POWER
          -      GREEN CERTIFICATES/TAGS
          -      STEAM
          -      CEMENT MANUFACTURE
          -
          -

LOCATIONS   NORTHERN ILLINOIS AND OTHER FARMER BASED LOCATIONS DOMESTIC AND
            INTERNATIONALLY EXCLUDING WASHINGTON STATE AND OREGON

OWNERSHIP   90% SUSTAINABLE POWER CORP 10% SCOTT HOERR DBA FARMERS SUSTAINABLE
            ENERGY INTERNATIONAL PLUS 1% OF THE BAYTOWN PROJECT


The undersigned parties do hereby solemnly agree to the following:

                                       A.

SPC agrees to expeditiously move two (2) USSEC reactors to Northern, Illinois, and begin the process of this MOU. SPC agrees to expeditiously move two (10) SPC Bio Diesel reactors to Northern, Illinois, and begin the process of this MOU.

                                       B.

SPC to utilize their knowledge and expertise in the bio-fuel field to produce and market bio-fuels and other waste products attendant thereto for the benefit of the members of a Limited Liability Company which will be formed in Mississippi and qualified to do business in the State of Illinois.

                                       C.

SPC agrees to do what may be necessary to expand, as rapidly as feasible, the numbers of reactors to meet the demand for the bio-fuel which may be produced from this venture.

                                       D.

FRIDAY, NOVEMBER 02, 2007          Page 2 of 3        Initial______ Initial_____

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SPC agrees to participate and execute a more formal and precise agreement between the parties, members of the Limited Liability Company, so as to memorialize the final agreement of the parties.

                                       E.

Scott Hoerr, who represents the Northern, Illinois group and who is duly authorized to so act by executing this memorandum, agrees to advance the sum of $2,000,000.00, the sum of $300,000.00 to be paid at signing and the remaining $1,700,000.00 to be paid within 30 days of the start up of the first BIO-DIESEL reactor.

                                       F.

Scott Hoerr and group shall convey their interest in the property located in Henry, Illinois, which is more clearly shown on map entitled "Proposed Industrial Development Site, Henry, Illinois", to be used for the purposes set forth herein. This conveyance shall be forthcoming.

                                       G.

Scott Hoerr shall use his influence to acquire the raw materials which may be used in the bio-fuel business of the company, acquire grants from governmental entities and further to promote the business of the company in the area of operation.

                                       H.

Both parties agree to execute any and all other documents which may be necessary to more clearly and precisely set out the idea and purposes of the bio-fuel business in Henry, Illinois and future places either nationally or internationally.

SO AGREED this the 02 day of November 2007.




\s\ Keith Mazer                                   \s\ Scott Hoerr
---------------                                   ---------------
Keith Mazer, CEO Sustainable Power Corp.          Scott Hoerr

FRIDAY, NOVEMBER 02, 2007          Page 3 of 3        Initial______ Initial_____